UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
June 3, 2024
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American Assets Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-35030	27-3338708
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3420 Carmel Mountain Road, Suite 100
San Diego, California 92121
(Address of principal executive offices and Zip Code)

(858) 350-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
American Assets Trust, Inc.	Common Stock, par value $0.01 per share	AAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07        Submission of Matters to a Vote of Security Holders
On June 3, 2024, American Assets Trust, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders, in which the stockholders voted on proposals as follows:

Proposal No. 1: The election of five directors, each to serve until the next annual meeting of stockholders in 2025 or until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld
Ernest S. Rady	52,426,238	3,412,640
Thomas S. Olinger	53,777,619	2,061,259
Joy L. Schaefer	41,863,129	13,975,749
Dr. Robert S. Sullivan	46,772,924	9,065,954
Nina A. Tran	47,187,528	8,651,350

There were 1,289,831 broker non-votes and no abstentions in connection with Proposal No. 1. Each of the preceding five directors was elected to our board of directors to serve until the next annual meeting of stockholders in 2025 or until his or her respective successors are duly elected and qualified.

Proposal No. 2: The ratification of the appointment Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes For	Votes Against	Abstentions
56,460,667	656,002	12,040

There were no broker non-votes in connection with Proposal No. 2.

Proposal No. 3: An advisory resolution to approve the Company’s executive compensation for the fiscal year ended December 31, 2023.

Votes For	Votes Against	Abstentions
51,303,856	4,506,185	28,837

There were 1,289,831 broker non-votes in connection with Proposal No. 3.

Proposal No. 4: An advisory determination of the frequency of future advisory votes on the Company’s executive compensation.

One Year	Two Years	Three Years	Abstentions
54,714,849	3,767	1,034,985	85,277

There were 1,289,831 broker non-votes in connection with Proposal No 4. Based on these results, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.
	By:	/s/ Adam Wyll
Adam Wyll
President and Chief Operating Officer
June 3, 2024

EXHIBIT INDEX

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).
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